Exhibit 10.1.3
Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the North American Portability Management LLC, as successor to Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:
•	LNP, LLC (Midwest)

•	Southwest Region Portability Company, LLC

•	Western Region Telephone Number Portability, LLC

•	Southeast Number Portability Administration Company, LLC

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	West Coast Portability Services, LLC
Amendment No. 72 (NE)

SOW:	☐ No ☑ Yes
STATEMENT OF WORK NO. 72
UNDER
CONTRACTOR SERVICES AGREEMENT
FOR
NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE
MANAGEMENT SYSTEM
IMPLEMENTATION OF NANC 429, NANC 430 AND NANC 435
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Amendment No. 72 (NE)

SOW:	☐ No ☑ Yes
STATEMENT OF WORK NO. 72
UNDER
CONTRACTOR SERVICES AGREEMENT
FOR
NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE MANAGEMENT
SYSTEM
Implementation of NANC 429, NANC 430 AND NANC 435
1. PARTIES
This Statement of Work No. 72 (this “Statement of Work” or “SOW”) is entered into pursuant to Article 13 and Article 30, and upon execution shall be a part of, the Contractor Services Agreements for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the SOW Effective Date (each such agreement referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of the Northeast Carrier Acquisition Company, LLC (the “Subscribing Customer”).
2. EFFECTIVENESS AND SUBSCRIBING CUSTOMERS
This Statement of Work shall be effective as of the last date of execution below (the “SOW Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the
“Subscribing Customers”).
•	Mid-Atlantic Carrier Acquisition Company, LLC

•	LNP, LLC (Midwest)

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC
The number in the upper left-hand corner refers to this Statement of Work. Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreement.
3. CONSIDERATION RECITAL
In consideration of the terms and conditions set forth in this Statement of Work, and for other
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Amendment No. 72 (NE)

SOW:	☐ No ☑ Yes
good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Customer agree as set forth in this Statement of Work.
4. SCOPE OF ADDITIONAL SERVICES
Contractor shall perform the Additional Services set forth herein. The Additional Services under this SOW consist exclusively of the work set forth in this Article 4 (collectively, the “Software Development Work”) necessary to incorporate the Change Orders (as that term is defined in Section 4.2 below) into the NPAC/SMS Software in accordance with the project schedule set forth in Article 6. The Additional Services under this SOW are an Enhancement to the NPAC/SMS Software as defined in the Master Agreement.
4.1 Software Development Work
The Software Development Work for the Enhancement of the Change Order includes the following activities: NPAC/SMS requirements definition; NPAC/SMS system and regression test; program management; quality assurance; configuration control and documentation management.
4.2 Change Orders
The NPAC/SMS Software shall incorporate and provide the functionality of the NANC change orders (“Change Orders”) set forth immediately below.
NANC 429 — URI for Voice. The NPAC/SMS will provide the ability to provision a Voice URI for each SV and Pooled Block record. This information will be provisioned by the SOA and broadcast to the LSMS upon activation of the SV or Pooled Block and upon modification for those SOA and LSMS associations optioned “on” to send and receive this data. This Optional Data field parameter shall be added to the Bulk Data Download file, and be available to a Service Provider’s SOA, LSMS, or both. This parameter will be supported across the interface on an opt-in basis only and will be functionally backward compatible.
NANC 430 — URI for Multimedia Message Service (MMS). The NPAC/SMS will provide the ability to provision an MMS URI for each SV and Pooled Block record. This information will be provisioned by the SOA and broadcast to the LSMS upon activation of the SV or Pooled Block and upon modification for those SOA and LSMS associations optioned “on” to send and receive this data. This Optional Data fieldparameter shall be added to the Bulk Data Download file, and be available to a Service Provider’s SOA, LSMS, or both. This parameter will be supported across the interface on an opt-in basis only and will be functionally backward compatible.
NANC 435 — URI for Short Message Service (SMS). The NPAC/SMS will provide the ability to provision an SMS URI for each SV and Pooled Block record. This information will be provisioned by the SOA and broadcast to the LSMS upon activation of the SV or Pooled Block and upon modification for those SOA and LSMS associations optioned “on” to send and receive this data. This Optional Data field parameter shall be added to the Bulk Data Download file, and be available to a Service Provider’s SOA, LSMS, or both. This parameter will be supported across the interface on an opt-in basis only and will be functionally backward compatible.
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Amendment No. 72 (NE)

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5. OUT OF SCOPE SERVICES
This SOW contains the agreed upon terms and conditions that shall govern Contractor’s performance of the Additional Services described herein. The Additional Services provided for in this SOW shall not be interpreted, implied, or assumed to include any other service(s), including additional or changed services, not specifically described in Article 4 (Scope of Additional Services) above. Any and all requested or required services or change orders (hereinafter “Out of Scope Services”) may be provided in accordance with Article 13 of the Master Agreement.
6. PROJECT PHASES
6.1 Phase Descriptions
Contractor shall perform the Additional Services in accordance with the schedule (the “Project Phases”) set forth below.
Table 1 — Project Phases

Phases	Descriptions
Phase 0	SOW Effective Date

Phase 1	Development of Enhancement

Phase 2	Availability of Enhancement for Optional Regression Testing and, for Users supporting the Enhancement, Turn-Up Testing on Industry Test Bed

Phase 3	Implementation of Enhancement
Phase 1 — Beginning on the SOW Effective Date, Contractor shall undertake all necessary development activities to implement the Enhancement. Contractor shall complete this Phase 1 no later than four (4) weeks thereafter.
Phase 2 — Upon completion of Phase 1, Contractor shall make the Enhancement available for optional regression testing and, for Users supporting the Enhancement, turn-up testing on the industry test bed. Contractor shall maintain availability of the Industry Test Bed for this purpose for two (2) weeks.
Phase 3 — Upon completion of Phase 2, Contractor shall commence the introduction of the Enhancement in production into the Service Areas. Contractor shall complete this Phase 3 no later than three (3) weeks after the first available maintenance window immediately following completion of Phase 2. The date on which the Enhancement is implemented shall be referred to as the “SOW Completion Date.”
6.2 Acceptance
If not accepted sooner by Customer, the Additional Services shall be deemed to have been
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accepted (“Acceptance”) upon the absence of written notice from Customer to Contractor identifying Critical Defects (as defined herein) in the Change Order functionality implemented hereunder as of fifteen (15) days after the SOW Completion Date. For purposes of this Section 6.2, a “Critical Defect” shall mean any functional defect in the Enhancement to be implemented by the Additional Services hereunder that prevents one or more Users from performing a create, activate, modify or delete of an Active SV. For such a defect to be considered a Critical Defect, it must be reproducible and be one for which no acceptable alternative functionality can be identified.
7. APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this SOW:

✓	Functional Requirements Specifications

None	Requirements Traceability Matrix

None	System Design

✓	Detailed Design

None	Integration Test Plan

None	System Test Plan

None	NPAC Software Development Process Plan

✓	User Documentation
Effective on the SOW Completion Date, the term Specifications as used in the Master Agreements shall mean the Specifications as defined therein and as modified and amended pursuant to Statements of Work under the Master Agreements through and including the Software release contemplated by this Statement of Work.
8. IMPACTS ON MASTER AGREEMENT

None	Master Agreement

✓	Exhibit B Functional Requirements Specification

✓	Exhibit C Interoperable Interface Specification

✓	Exhibit E Pricing Schedules

None	Exhibit F Project Plan and Test Schedule

None	Exhibit G Service Level Requirements

None	Exhibit H Reporting and Monitoring Requirements

None	Exhibit J User Agreement Form

None	Exhibit K External Design

None	Exhibit L Infrastructure/Hardware

None	Exhibit M Software Escrow Agreement

None	Exhibit N System Performance Plan for NPAC/SMS Services

None	Disaster Recovery

None	Back Up Plans

None	Gateway Evaluation Process (Article 32 of Master Agreement)
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Amendment No. 72 (NE)

SOW:	☐ No ☑ Yes
9. APPROVAL OF NEW URI PARAMETERS
As of the SOW Completion Date, the following new URI parameters (the “New URI Parameters”) of the Optional Data field introduced by the Change Orders shall be set forth in Footnote 5 of Exhibit E to the Master Agreement in the list of Active SV fields, any of which if modified results in a TN Porting Event:
•	URI for Voice

•	URI for Multimedia Message Service (MMS)

•	URI for Short Message Service (SMS)
This Article 9 does not otherwise amend or modify Footnote 5 of Exhibit E to the Master Agreement.

If as a result of a final order issued by the U.S. Federal Communications Commission (FCC), any New URI Parameter is required to be excluded from the NPAC/SMS, then Contractor shall at no cost to Users in the Service Area, and after coordinating with Customer and Users supporting the subject New URI Parameter, take all steps necessary to comply with such final order concerning the exclusion of the New URI Parameter. If compliance with such a final order requiring the exclusion of a New URI Parameter requires the processing of TN Porting Events, then Contractor shall, on behalf of Users supporting the subject New URI Parameter, process TN Porting Events that consist exclusively of the deletion of the data from the subject New URI Parameter in the User’s Active SVs as a mass update project (such TN Porting Events, the “Corrective Transactions”). The number of Corrective Transactions in any Measuring Year shall for that Measuring Year only be added one-time to the amount of the National TN Porting Event Ceiling under Section 35.7 of the Master Agreement for the purpose of determining whether a National Ceiling Threshold Event occurred.
10. COMPENSATION AND PAYMENT
There is no cost to the Subscribing Customer and the Users of the Subscribing Customer’s Service Area for the performance of the Additional Services set forth herein.
11. MISCELLANEOUS
11.1 Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the SOW Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the SOW Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this. From and after the SOW Effective Date, this Statement of Work shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the
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Amendment No. 72 (NE)

SOW:	☐ No ☑ Yes
respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this Statement of Work nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.
11.2 This Statement of Work may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
11.3 If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Statement of Work, as modified from time to time.
11.4 This Statement of Work is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted this Statement of Work in its final form.
11.5 This Statement of Work sets forth the entire understanding between the Parties with regard to the subject matter hereof and supercedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.
[THIS SPACE INTENTIONALLY LEFT BLANK]
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Statement of Work No. 72 (NE)

SOW:	☐ No ☑ Yes
IN WITNESS WHEREOF, the undersigned have executed this Amendment:
CONTRACTOR: NeuStar, Inc.

By:	/s/ Michael O’Connor
Its:	VP Customer Relation

Date: May 20, 2009
CUSTOMER: North American Portability Management LLC, as successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC

By:	/s/ Melvin Clay
Its:	NAPM LLC Co-Chair

Date: May 20, 2009

By:	/s/ Timothy Decker
Its:	NAPM LLC Co-Chair

Date: May 20, 2009

CONFIDENTIAL

Paul S. Lalljie	Ph: 571-434-5548
Senior Vice President, Chief Financial Officer and Treasurer	Fax: 571-434-5735 Paul.Lalljie@neustar.biz
July 13, 2009
Mel Clay, Co-Chair
North American Portability Management LLC
c/o at&t Inc.
Room 20P25
675 W. Peachtree Street
Atlanta, GA 30375
Tim Decker, Co-Chair
North American Portability Management LLC
c/o Verizon Communications, Inc.
HQE02D37
Irving, TX 75038
          Re: Change Orders
Dear Mel and Tim:
We are pleased to report that NeuStar is on schedule to implement Change Orders NANC 429 (URI for Voice), NANC 430 (URI for Multimedia Message Service) and NANC 435 (URI for Short Message Service) in accordance with Statement of Work No. 72. As is customary for the implementation of enhancements to the NPAC/SMS Software, NeuStar is implementing these three Change Orders on a staggered basis as follows:

	Scheduled	Actual	Acceptance Period
Service Area	Implementation Date	Implementation Date	Expiration
Southeast	June 28, 2009	June 28, 2009	July 13, 2009

Mid-Atlantic	July 12, 2009	July 12, 2009	July 27, 2009

Midwest	July 12, 2009	July 12, 2009	July 27, 2009

Northeast	July 12, 2009	July 12, 2009	July 27, 2009

Southwest	July 19, 2009	TBD	Est. August 3, 2009

West Coast	July 19, 2009	TBD	Est. August 3, 2009

Western	July 19, 2009	TBD	Est. August 3, 2009

Please note that as of the date of this letter, NeuStar has not received from the NAPM LLC an acceptance notification, in accordance with Section 6.2 of Statement of Work No. 72, with

Mel Clay
Tim Decker
July 13, 2009

respect to those Service Areas already implemented. As a result, and in accordance with Section 6.2, the Southeast Service Area is deemed accepted as of July 13, 2009 (i.e., upon expiration of a 15-day acceptance period without written notification of a “Critical Defect”). Furthermore, unless the NAPM LLC provides an acceptance notification, the Mid-Atlantic, Midwest and Northeast Service Areas will be deemed accepted as of July 27, 2009.
Because only one Service Area (the Southeast) was implemented in June, 2009 and because no acceptance occurred in June, 2009, no Service Area has met all the requirements set forth in Section 35.5(b) (first introduced by Statement of Work No. 70) under each regional Contractor Services Agreement for NPAC/SMS (the “Master Agreement”) for a New URI Adjustment Event, as measured on the last day of June, 2009. This means that no Service Area is entitled to a share of a National Monthly New URI One-Time Adjustment beginning in July, 2009.
In response to a NAPM LLC request to NeuStar for the application of the National Monthly New URI One-Time Adjustment to begin in July, 2009 for all Service Areas, NeuStar proposes as an accommodation that with respect to the first National Monthly New URI One-Time Adjustment (associated with one Covered New URI), all Service Areas associated with the Subscribing Customers that are a party to both Statement of Work No. 70 and Statement of Work No. 72 be eligible to receive a share of the National Monthly New URI One-Time Adjustment (for one Covered New URI) if any one Service Area is deployed by NeuStar by the last day of June 2009. In order to effectuate the foregoing, NeuStar and the NAPM LLC agree as follows:
•	NeuStar will waive for calendar month June, 2009 only criteria (B) (i.e., Contractor implementation) and (C) (i.e., Customer acceptance) set forth in Section 35.5(b) of each Master Agreement for determining whether a New URI Adjustment Event has occurred with respect to any Service Area if in that same calendar month of June, 2009 at least one other Service Area has met criteria (A), (B), (D), (E) and (F) set forth in Section 35.5(b) for determining whether a New URI Adjustment Event has occurred.

•	For any Service Area that in calendar month June 2009 meets, with respect to a Covered New URI, criteria (A), (B), (D), (E) and (F) set forth in Section 35.5(b) of each Master Agreement for determining whether a New URI Adjustment Event has occurred, the NAPM LLC hereby Accepts under Section 6.2 of Statement of Work No. 72, and effective the last date of June, 2009, NeuStar’s implementation of each Change Order for such Covered New URI that NeuStar implemented in calendar month June 2009.
In accordance with the provisions of Section 35.5(b) of the Master Agreements, NeuStar shall first issue each Service Area’s share of the National Monthly New URI One-Time

Mel Clay
Tim Decker
July 13, 2009

Adjustment with the July, 2009 invoices to be delivered to Allocated Payors in August, 2009 (i.e., the first calendar month of the calendar quarter immediately after the calendar month in which the New URI Adjustment Event occurred).
The foregoing does not waive criteria (A), (B), (C), (D), (E) and (F) set forth in Section 35.5(b) of each Master Agreement for determining whether a New URI Adjustment Event has occurred in any calendar month, except as specifically set forth above for calendar month June, 2009. Such criteria (A), (B), (C), (D), (E) and (F) set forth in Section 35.5(b) of each Master Agreement shall continue to be tested on a monthly basis in accordance with the Master Agreements to determine whether to continue payment of each Service Area’s share of the National Monthly New URI One-Time Adjustment. This means that, for example, acceptance of the implementation of the change orders for new URIs not yet accepted must still take place in accordance with Section 6.2 of Statement of Work No. 72: either a lack of written notice identifying a critical defect within fifteen (15) days after implementation or written notice of acceptance.
If you agree, then please execute this letter and return the same to us. If you have any questions, then please do not hesitate to contact me.
Very truly yours

NEUSTAR, INC.

Paul S. Lalljie
Senior Vice President, Chief Financial Officer and Treasurer
AGREED AND ACCEPTED:
NORTH AMERICAN PORTABILITY MANAGEMENT LLC

By: Name:	/s/ Mel Clay Mel Clay
Title:	Co-Chair

By: Name:	/s/ Tim Decker Tim Decker
Title:	Co-Chair

cc:	Dan A. Sciullo Berenbaum, Weinshienk & Eason, P.C.